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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 2002

                          COMMISSION FILE NO. 333-82786


                              HARTVILLE GROUP, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             NEVADA                                   94-3360099
--------------------------------          ----------------------------------
(STATE OR OTHER JURISDICTION OF           (IRS EMPLOYER IDENTIFICATION  NO.)
INCORPORATION OR ORGANIZATION)




                7551 NORTH MAIN STREET, NORTH CANTON, OHIO 44720
         -------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (330) 305-1352
                     --------------------------------------
                           (ISSUER TELEPHONE NUMBER)

                              VENTURELIST.COM, INC.
                                446 MOUNTAIN OAKS
                            CANYON LAKE, TEXAS 78133
                            ------------------------
                             FORMER NAME AND ADDRESS


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     On September 17, 2002, the client-auditor relationship between Hartville Group, Inc., formerly Venturelist.com, Inc. (the "Company") and Malone & Bailey, PLLC ("Malone") ceased as Malone was dismissed as the Company's auditor.

     To the knowledge of the Company's current Board of Directors, Malone's report of the financial statements of the Registrant for the period from April 2000 (incorporation) through June 2002 and any related interim period did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the audit of the Company's financial statements for the period from inception (April 2000) through September 30, 2001 and any subsequent interim period through the date of dismissal, Malone did not have any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The financial statements reported on by Malone were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and the interim periods through June 30, 2002;

The decision to change accountants was approved by the Registrant's Board of Directors; and

There were no disagreements related to accounting principles or practices auditing scope or procedure during the past two fiscal years and the interim period through June 30, 2002.

     On September 17, 2002, the Registrant engaged Terrance L. Kelley, Certified Public Accountant as its independent accountant for the fiscal year ended September 30, 2002. During the most recent fiscal year and any subsequent interim period prior to engaging Terrance L. Kelley, the Company did not consult with Terrance L. Kelley regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Terrance L. Kelley has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Terrance L. Kelley did not furnish a letter to the Commission.

     The Company has requested that Malone review the disclosure and Malone has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

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c)  Exhibits:

     15.1  Letter  from  Malone  &  Bailey,  PLLC

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HARTVILLE  GROUP,  INC.

January  8,  2003
/s/  W.  Russell  Smith,  III
-----------------------------
W.  Russell  Smith,  III
President
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